                                                                     EXHIBIT 3.1


                       THE COMMONWEALTH OF MASSACHUSETTS

                OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                        MICHAEL J. CONNOLLY, Secretary
               ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108

                           ARTICLES OF ORGANIZATION
                             (Under G.L Ch. 156B)


                                   ARTICLE I

                        The name of the corporation is:

                               Thermedetec Inc.


                                  ARTICLE II

     The purpose of the corporation is to engage in the following business activities:

(a) To manufacture and market explosive detection and drug detection devices;

(b)     To provide drug detection services; and

(c) To carry on any other business, operation or activity which may be lawfully carried on by a corporation organized under the provisions of the Business Law of the Commonwealth of Massachusetts.











Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate 8 1/2 x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet so long as each article requiring each addition is clearly indicated.

                                  ARTICLE III

The type and classes of stock and the total number of shares and par value, if any, of each type and class of stock which the corporation is authorized to issue is as follows:


WITHOUT PAR VALUE STOCKS                   WITH PAR VALUE STOCKS

TYPE        NUMBER OF            TYPE             NUMBER OF         PAR
             SHARES                                SHARES          VALUE

Common:                       Common:              200,000          $.10


Preferred:                    Preferred:


                                  ARTICLE IV

If more than one type, class or series of stock is authorized, a description of each with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each type and class thereof and any series now established.

                                     None


                                   ARTICLE V

The restrictions, if any, imposed by the Articles of Organization upon the transfer of shares of stock of any class are as follows:

                                     None



                                  ARTICLE VI

Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders: (If there are no provisions, state "None".)

                       See Continuation Sheets 6A and 6B


Note: The preceding six (6) articles are considered to be permanent and may only be changed by filing appropriate Articles of Amendment.

                                  ARTICLE VII

The effective date of organization of the corporation shall be the date approved and filed by the Secretary of the Commonwealth. If a later effective date is desired, specify such date which shall not be more than thirty days after the date of filing.

The information contained in ARTICLE VIII is NOT a PERMANENT part of the Articles of Organization and may be changed ONLY by filing the appropriate form provided therefor.


                                 ARTICLE VIII

a.      The post office address of the corporation IN MASSACHUSETTS is:

                              470 Wildwood Street
                              P.O. Box 2999
                              Woburn, MA  01888


b. The name, residential address and post office address (if different) of the directors and officer of the corporation are as follows:

                                                        RESIDENTIAL                       POST OFFICE
                         NAME                             ADDRESS                          ADDRESS
President:      Louis S. Slaughter                  26 Bittersweet Lane                 P.O. Box 9046
                                                    Weston, MA  02193                   Waltham, MA  02254
Treasurer:      Theo Melas-Kyriazi                  15 Norfolk Road                     P.O. Box 9046
                                                    Chestnut Hill, MA                   Waltham, MA  02254
                                                    02167
Clerk:          Sandra L. Lambert                   149 College Road                    P.O. Box 9046
                                                    Concord, MA  01742                  Waltham, MA  02254
Directors:      George N. Hatsopoulos               233 Tower Road                      P.O. Box 9046
                                                    Lincoln, MA  01773                  Waltham, MA  02254
                Robert C. Howard                    230 Windsor Road                    P.O. Box 9046
                                                    Waban, MA  02168                    Waltham, MA  02254
                Firooz Rufeh                        185 Hunters Ridge                   P.O. Box 9046
                                                    Road                                Waltham, MA  02254
                                                    Concord, MA  01742
                John W. Wood Jr.                    132 Williams Road                   P.O. Box 2999
                                                    Concord, MA  01742                  Woburn, MA  01888

c. The fiscal year (i.e., tax year) of the corporation shall end on the last day of the month of:

                  The Saturday nearest December 31 each year

d. The name and BUSINESS address of the RESIDENT AGENT of the corporation, if any, is:

                                     None


                                  ARTICLE IX

By-laws of the corporation have been duly adopted and the president, treasurer, clerk and directors whose names are set forth above, have been duly elected.

IN WITNESS WHEREOF and under the pains and penalties of perjury, I/WE, whose signature(s) appear below as incorporator(s) and whose names and business or residential address(es) ARE CLEARLY TYPED OR PRINTED beneath each signature do hereby associate with the intention of forming this corporation under the provisions of General Laws Chapter 156B and do hereby sign these Articles of Organization as incorporator(s) this 6th day of December, 1990.


                       /s/ Shella Lieberman

                       Shella Lieberman, Incorporator



Note:   If an already-existing corporation is acting as incorporator, type in the exact name of the corporation, the state or other jurisdiction where it was incorporated, the name of the person signing on behalf of said corporation and the title he/she holds or other authority by which such action is taken.

                       THE COMMONWEALTH OF MASSACHUSETTS

                           ARTICLES OF ORGANIZATION

                   (GENERAL LAWS, CHAPTER 156B, SECTION 12)



                   =========================================




        I hereby certify that, upon an examination of these articles of organization, duly submitted to me, it appears that the provisions of the General Laws relative to the organization of corporations have been complied with, and I hereby approve said articles; and the filing fee in the amount of $200.00 having been paid, said articles are deemed to have been filed with me this 7th day of December, 1990.


                    Effective date: /s/ Michael J. Connolly



                              MICHAEL J. CONNOLLY
                         Secretary of the Commonwealth


       FILING FEE: 1/20 of 1% of the total amount of the authorized capital stock with par value, and one cent a share for all authorized shares without par value, but not less than $150 General Laws, Chapter 156B. Shares of stock with a par value of less than one dollar shall be deemed to have par value of one dollar per share.



               PHOTOCOPY OF ARTICLES OF ORGANIZATION TO BE SENT


                             CT Corporation System
                                2 Oliver Street
                          Boston, Massachusetts 02109
                         Telephone:  (617) 482-4420

                             CONTINUATION SHEET 6A


      (a) The corporation may be a partner in any business enterprise which the corporation has power to conduct itself.

      (b) Meetings of stockholders may be held anywhere in the United States as shall be determined from time to time by the directors or as shall be stated in the call of the meeting.

      (c) The By-laws may provide that the directors may make, amend or repeal the By-Laws, in whole or in part, except with respect to any provision thereof which by law, by the Articles of Organization or by the By-laws requires action by the stockholders.

      (d) The By-laws may provide for the indemnification, to the extent legally permissible, of directors, officers, employees or other agents of the corporation, and persons who serve at the corporation's request as directors, officers, employees or other agents of another organization of which the corporation is a stockholder, in which the corporation otherwise holds an ownership interest or of which the corporation is a creditor.

      (e) The requisite vote to effect an amendment of the Articles of Organization shall be a majority of each class of stock outstanding and entitled to vote thereon, at a meeting duly called for the purpose; provided, only, that any provision added to or changes made in the Articles of Organization by such amendment could have been included in, and any provision deleted thereby could have been omitted from, original Articles of Organization filed at the time of such meeting.

      (f) The requisite vote for the approval by the corporation of any agreement of consolidation or merger with any other corporation or corporations shall be a majority of each class of stock of the corporation outstanding and entitled to vote thereon.

      (g) The By-laws may provide that the corporation may enter into contracts and otherwise transact business as a vendor, purchaser, partner, joint venturer or otherwise with any director, officer, or stockholder of the corporation, and with any corporation, joint stock company, business trust, partnership or other entity in which any director, officer or stockholder of this corporation is or may become a director, officer, stockholder, joint venturer, partner, trustee or beneficiary, or in which he may otherwise be or become a party or may have an interest, pecuniary or otherwise; and that no such contract or transaction shall, in the absence of fraud, be affected, invalidated or avoided, and no such director, officer or stockholder shall be held liable to account to the corporation or to any creditor or stockholder of the corporation for any profit or benefit realized by such person through any such contract or transaction, by reason of such adverse interest or by reason of any fiduciary relationship of such director, officer or stockholder to the corporation arising out of such office or stock ownership.

                             CONTINUATION SHEET 6B

      (h) No director of this corporation shall be personally liable to the corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director notwithstanding any statutory provision or other law imposing such liability, provided, however, that nothing in this clause (h) shall eliminate or limit the liability of a director to the extent provided by applicable law (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 61 or 62 or successor provisions of Chapter 156B of the Massachusetts General Laws or (iv) for any transaction from which the director derived an improper personal benefit. The foregoing provisions of this clause (h) shall not eliminate the liability of a director for any act or omission occurring prior to the date this clause (h) becomes effective. No amendment to or repeal of this clause (h) shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

                       THE COMMONWEALTH OF MASSACHUSETTS

                OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                        MICHAEL J. CONNOLLY, Secretary
               ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108


                           CERTIFICATE OF CORRECTION
                   (GENERAL LAWS, CHAPTER 156B, SECTION 6A)

                                    FEDERAL IDENTIFICATION NUMBER:  Applied for.

CORPORATE NAME:     Thermedetec Inc.

DOCUMENT TO BE CORRECTED:     Articles of Organization

IT IS HEREBY CERTIFIED THAT THE ABOVE MENTIONED DOCUMENT WAS FILED WITH THE OFFICE OF THE SECRETARY OF STATE ON 12/7/90.

PLEASE STATE THE INACCURACY OR DEFECT TO BE CORRECTED IN SAID DOCUMENT:

In Article I, the name of the corporation was typed incorrectly. The second "t" of the name should have been capitalized.

PLEASE STATE CORRECTED VERSION OF THE DOCUMENT:

The name of the corporation is:  ThermedeTec Inc.


IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, WE SIGN OUR NAMES THIS 3rd DAY OF January IN THE YEAR 1991.

                       /s/ Louis S. Slaughter, PRESIDENT
                       Louis S. Slaughter

                       /s/ Sandra L. Lambert, CLERK
                       Sandra L. Lambert

NOTE:  IF THE INACCURACY OR DEFECT TO BE CORRECTED IS NOT APPARENT ON THE
FACE OF THE DOCUMENTS, MINUTES OF THE MEETING SUBSTANTIATING THE ERROR MUST BE FILED WITH THE CERTIFICATE. IF REQUIRED, ADDITIONAL INFORMATION MAY BE STATED ON A SEPARATE 8 1/2 X 11 INCH WHITE PAPER.

                       THE COMMONWEALTH OF MASSACHUSETTS

                OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                        MICHAEL J. CONNOLLY, Secretary
               ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108

                             ARTICLES OF AMENDMENT
                    General Laws, Chapter 156B, Section 72
                                                                         FEDERAL
                                                                  IDENTIFICATION
                                                                  NO. 04-3106698

                    We, Louis S. Slaughter, President, and
                          Sandra L. Lambert, Clerk of

                               ThermedeTec Inc.
                          (EXACT name of corporation)

              located at: 470 Wildwood Street, Woburn, MA  01888
                    (MASSACHUSETTS Address of Corporation)

     do hereby certify that these ARTICLES OF AMENDMENT affecting Articles
                                  NUMBERED: 1

     (Number those articles 1, 2, 3, 4, 5, and/or 6 being amended hereby)

  of the Articles of Organization were duly adopted at a meeting held on June
                            1, 1992, by vote of:

                100 shares of Common of 100 shares outstanding,
                         type class & series, (if any)

              _____shares of______of______shares outstanding, and
                         type class & series, (if any)

                _____shares of______of______shares outstanding,
                         type class & series, (if any)

being at least a majority of each type, class or series outstanding and entitled to vote thereon:



Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left-hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue fill in the following:

The total presently authorized is:


WITHOUT PAR VALUE STOCKs                   WITH PAR VALUE STOCKS

TYPE        NUMBER OF         TYPE               NUMBER OF             PAR
             SHARES                               SHARES              VALUE

Common:                    Common:

Preferred:                 Preferred:


CHANGE the total authorized to:


WITHOUT PAR VALUE STOCK                    WITH PAR VALUE STOCKS
TYPE        NUMBER OF         TYPE               NUMBER OF             PAR
             SHARES                               SHARES              VALUE

Common:                    Common:

Preferred:                 Preferred:

That Article I of the Corporation's Articles of Organization is hereby amended to read as follows:

                                   ARTICLE I

                        The name of the Corporation is:

                           Thermedics Detection Inc.






The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

EFFECTIVE DATE:______________________________


IN WITNESS WHEREOF, AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed our names this 2nd day of July, in the year 1992.

        /s/ Louis S. Slaughter                  Louis S. Slaughter, President

        /s/ Sandra L. Lambert                   Sandra L. Lambert, Clerk

                       THE COMMONWEALTH OF MASSACHUSETTS

                             ARTICLES OF AMENDMENT

                    GENERAL LAWS, CHAPTER 156B, SECTION 72



                    ======================================



I hereby approve the within articles of amendment and, the filing fee in the amount of $100 having been paid, said articles are deemed to have been filed with me this 6th day of July, 1992.




                            /s/ Michael J. Connolly
                              MICHAEL J. CONNOLLY
                         Secretary of the Commonwealth





                        TO BE FILLED IN BY CORPORATION
                     PHOTOCOPY OF DOCUMENT TO BE SENT TO:


                             CT Corporation System
                                2 Oliver Street
                          Boston, Massachusetts 02109
                           Telephone: (617) 482-4420

                                                          FEDERAL IDENTIFICATION
                                                                 NO.  04-3106698


                       THE COMMONWEALTH OF MASSACHUSETTS

                            WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth
             One Ashburton Place, Boston, Massachusetts 02108-1512

                             ARTICLES OF AMENDMENT
                   (General Laws, Chapter 156B, Section 72)

                    We, John W. Wood, Jr., President, and
                         Sandra L. Lambert, Clerk of

                           Thermedics Detection Inc.
                          (Exact name of corporation)

                   located at 220 Mill Road, Chelmsford, MA
               (Street address of corporation in Massachusetts)

   certify that these Articles of Amendment affecting articles numbered: III
         (Number those articles 1, 2, 3, 4, 5, and/or 6 being amended)

 of the Articles of Organization were duly adopted at a meeting held on 20th,
                              1996, by vote of:

                100 shares of Common of 100 shares outstanding,
                         (type class & series, if any)

              _____shares of______of______shares outstanding, and
                         (type class & series, if any)

                _____shares of______of______shares outstanding,
                         (type class & series, if any)

being at least a majority of each type, class or series outstanding and entitled to vote thereon



Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate 8 1/2 x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet so long as each article requiring each addition is clearly indicated.

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue fill in the following:

The total presently authorized is:


WITHOUT PAR VALUE STOCKS                   WITH PAR VALUE STOCKS

TYPE        NUMBER OF            TYPE            NUMBER OF           PAR
             SHARES                               SHARES            VALUE

Common:                       Common:           200,000              $.10

Preferred:                    Preferred:



Change the total authorized to:


WITHOUT PAR VALUE STOCKS                   WITH PAR VALUE STOCKS

TYPE        NUMBER OF            TYPE            NUMBER OF           PAR
             SHARES                               SHARES            VALUE

Common:                       Common:           15,000,000          $.10

Preferred:                    Preferred:

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter, 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date:______________________________

SIGNED UNDER THE PENALTIES OF PERJURY this 21st day of March, 1996.


        /s/ John W. Wood, Jr.               John W. Wood, Jr., President

        /s/ Seth H. Hoogasian               Seth H. Hoogasian, Assistant Clerk

                       THE COMMONWEALTH OF MASSACHUSETTS

                             ARTICLES OF AMENDMENT

                   (General Laws, Chapter 156B, Section 72)



                   ========================================



I hereby approve the within Articles of Amendment and, the filing fee in the amount of $______ having been paid, said articles are deemed to have been filed with me this 22nd day of March, 1996.


                 Effective date:_____________________________



                          /s/ William Francis Galvin
                            WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth





                        TO BE FILLED IN BY CORPORATION
                     Photocopy of document to be sent to:


                             CT Corporation System
                                2 Oliver Street
                          Boston, Massachusetts 02109

                                                          FEDERAL IDENTIFICATION
                                                                 NO.  04-3106698


                       THE COMMONWEALTH OF MASSACHUSETTS

                            WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth
             One Ashburton Place, Boston, Massachusetts 02108-1512

                             ARTICLES OF AMENDMENT
                   (General Laws, Chapter 156B, Section 72)

                    We, Jeffrey J. Langan, President, and
                         Sandra L. Lambert, Clerk of

                           Thermedics Detection Inc.
                          (Exact name of corporation)

              located at 220 Mill Road, Chelmsford, Massachusetts
               (Street address of corporation in Massachusetts)

   certify that these Articles of Amendment affecting articles numbered: III
         (Number those articles 1, 2, 3, 4, 5, and/or 6 being amended)

    of the Articles of Organization were duly adopted at a meeting held on
                        January 31, 1997, by vote of:

         10,301,000 shares of Common of 10,683,500 shares outstanding,
                         (type class & series, if any)

             _____shares of______of______shares outstanding, and
                         (type class & series, if any)


               _____shares of______of______shares outstanding,
                         (type class & series, if any)

being at least a majority of each type, class or series outstanding and entitled to vote thereon



Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate 8 1/2 x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet so long as each article requiring each addition is clearly indicated.

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue fill in the following:

The total presently authorized is:


WITHOUT PAR VALUE STOCKS                   WITH PAR VALUE STOCKS

TYPE        NUMBER OF        TYPE                NUMBER OF               PAR
             SHARES                               SHARES                VALUE
Common:                    Common:               15,000,000              $.10

Preferred:                 Preferred:



Change the total authorized to:


WITHOUT PAR VALUE STOCKS                   WITH PAR VALUE STOCKS

TYPE        NUMBER OF        TYPE                NUMBER OF               PAR
             SHARES                               SHARES                VALUE
Common:                    Common:               50,000,000              $.10

Preferred:                 Preferred:

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter, 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date:______________________________

SIGNED UNDER THE PENALTIES OF PERJURY this 31st day of January, 1997.


        /s/ Jeffrey J. Langan                   Jeffrey J. Langan, President

        /s/ Sandra L. Lambert                   Sandra L. Lambert, Clerk

                       THE COMMONWEALTH OF MASSACHUSETTS

                             ARTICLES OF AMENDMENT

                   (General Laws, Chapter 156B, Section 72)



                   ========================================



I hereby approve the within Articles of Amendment and, the filing fee in the amount of $______ having been paid, said articles are deemed to have been filed with me this 31st day of January, 1997.


                 Effective date:_____________________________



                          /s/ William Francis Galvin
                            WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth





                        TO BE FILLED IN BY CORPORATION
                     Photocopy of document to be sent to:


                             CT Corporation System
                                2 Oliver Street
                          Boston, Massachusetts 02109